UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32938	98-0481737
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
43 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Allied World Assurance Company Holdings, Ltd (the “Company”) announces that the Company’s 2006 Annual General Meeting of Shareholders (the “Annual General Meeting”) will be held on Wednesday, November 29, 2006, at 11:00 a.m. (local time) at The Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton HM 08, Bermuda.

The Annual General Meeting is being held for the purposes of considering and voting on the election of three Class III directors of the Company, approving certain individuals as eligible subsidiary directors of certain of the Company’s non-U.S. subsidiaries, and appointing Deloitte & Touche as the Company’s independent auditors. Shareholders of record holding voting common shares, as shown by the transfer books of the Company, as of the close of business on October 16, 2006 are entitled to vote at the Annual General Meeting. The Company anticipates sending a definitive proxy statement to shareholders of record on or around October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Senior Vice President & General Counsel